THE WEITZ FUNDS

QUARTERLY REPORT

December 31, 2004

Value Fund

Hickory Fund

Partners Value Fund

Balanced Fund

Fixed Income Fund

Government Money Market Fund

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008

402-391-1980   800-304-9745   402-391-2125 FAX

www.weitzfunds.com

THE WEITZ FUNDS

Six Funds—One Investment Philosophy

Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all six of the Funds.

“We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our directors each have at least $100,000 invested in the Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

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PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

January 3, 2005

Dear Fellow Shareholder:

The stock market rallied in the 4th calendar quarter of 2004 and our Funds participated. For the quarter, Value was +8.4%, Partners Value +8.5%, and Hickory +10.3% while the S&P 500 was +9.2%.

Each of the Funds had a very good 2004 in both relative (compared to the market) and absolute terms. The larger Funds, Value and Partners Value, were +15.7% and +15.0%, respectively. Hickory, with its more concentrated portfolio and an assist from some smaller capitalization stocks, was +22.6%. The S&P 500, our primary benchmark, was +10.9%. Although a good friend and well-known mutual fund manager says that “absolute returns are for sissies,” positive, double digit returns do wonders for long-term wealth building for shareholders.

The (more important) longer-term results are shown in the table below. In addition to the S&P 500 (larger companies), we also include data for the Nasdaq Composite (a proxy for technology companies) and the Russell 2000 (smaller companies).

	Average Annual Total Returns* (Through 12/31/04)
	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value Fund	15.7%	7.3%	8.2%	18.1%	14.7%	N/A
Hickory Fund	22.6	8.6	0.2	17.1	N/A	N/A
Partners Value Fund**	15.0	6.2	7.5	18.1	15.0	15.6
S&P 500	10.9	3.6	–2.3	12.1	10.9	13.2
Nasdaq Composite	9.1	4.2	–11.4	11.6	11.0	11.5
Russell 2000	18.3	11.5	6.6	11.5	N/A	N/A

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Benchmarks and Style Boxes—What Does “Success” Look Like?

As investor interest in mutual funds has grown over the years, consulting firms such as Morningstar and Lipper Analytical Services, which track mutual fund performance, have gained wide followings. These firms gather data on thousands of funds and try to provide analysis of the data that will help investors make good investment decisions. They divide the fund universe into many sub-categories in order to make comparisons among funds more meaningful. Morningstar uses 9 categories, or “style boxes,” based on the average market capitalization and average price to book value of the stocks in each portfolio. Lipper and others use similar criteria for categorization.

Given the availability of this comparative data, it has become feasible for investors to diversify their mutual fund holdings among funds which target different subsets of the investment universe. There are some good reasons for such diversification, and the practice has become quite fashionable. When our Funds were first included in these consultants’ databases in the early 1990’s, most observed that we held many stocks with small- and medium-sized market caps, so they labeled our Funds “small-cap” or “mid-cap.” They also observed that our stocks tended to be statistically cheap compared to those of the average stock fund, so our Funds were categorized as “value” funds. However, since we do not target a certain type of stock, confusion arises.

As we’ve said over the years, we think we can earn the best returns for our investors by looking for bargain-priced stocks wherever we can find them. We will buy large, medium or small companies that fit our investment criteria and we use a variety of valuation techniques. We hope to out-perform other investors, in the same way that we hope our favorite sports teams win their championships, but we do not pick stocks based on the labels placed on us by others.

Over short periods of time (3-5 years), various sub-groups of stocks move into and out of favor. For example, the S&P 500 (larger companies) trounced the Russell 2000 (smaller companies) from 1995-1999 and the two indices reversed roles in the next five years, as the Russell rose about 38% while the S&P actually fell. Those who compared our funds to other funds that bought only small-cap or mid-cap stocks probably over-estimated our portfolio management prowess in the late 1990’s, and the reverse may be true in recent years. All we can do is continue to follow our investment process and hope that good long-term results serve as testimony to the value of flexibility and open-mindedness on the part of a money manager.

Portfolio Review

The stock market rallied strongly in the 4th quarter and we were net sellers in all three Funds. For the most part, we were trimming or eliminating positions in stocks of companies we like but which had become more fully-valued. We try to be unemotional about our valuation process and buy/sell decisions, but did not like selling some of these old favorites.

We were able to add to a few existing positions on price dips, but we introduced only one new stock to the portfolios—Pfizer. Over the past several years, as one after another of the large pharmaceutical stocks fell out of favor, we fought the urge to buy and avoided many headaches (and losses). This time we bought. The problems facing “Big Pharma” are well-documented: poor returns on research investment and resulting thin “pipelines” of significant new drugs; pressure from government and private payers for lower prices; patent expirations and competition from generics; and potential liability issues, most recently for Merck and Pfizer.

Our premise is that in the mid-$20 range, Pfizer’s stock price fully discounts the negatives and does not reflect some real and potential positives. It is a huge, financially solid company producing many necessary drug products. Its drug development pipeline is not empty, and it spends billions on research that should produce some return. It has a good record of forming joint ventures and licensing agreements with smaller, more innovative drug companies. The worst of the earnings drag from patent expirations will pass in 3-4 years and earnings should show reasonable growth again. Most importantly, it generates prodigious amounts of free cash flow, even assuming no future sales of Celebrex and Bextra, and management will be able to buy back a great deal of stock as well as increasing the already generous dividend. We are not expecting a home run from Pfizer, but we think the risk/reward ratio is favorable.

Individual fund performance data, top 10 stock holdings, sector weightings, largest purchases and sales for the quarter, and largest net contributions to results (positive and negative) are shown in the pages before the portfolio listings for each Fund.

Market Commentary—A Tale of One Market

Five years ago, the universe of U.S. stocks was split between Internet-related technology stocks that were experiencing a full-blown speculative “bubble,” and the rest of the market that was reasonably valued. We wrote about the divergence under the heading of “ATale of Two Markets.” That January 2000 letter made some observations that seemed incredible then and ludicrous today:

•	5% of the S&P 500 (25 stocks) accounted for 50% of the market value of the S&P 500.
•	5 stocks of 4400 in the Nasdaq Composite had a combined market value of $1.5 trillion and accounted for 50% of the value of the index.
•	Microsoft’s market value was greater than that of the entire Russell 2000 index. (By contrast, Microsoft’s current market cap is about 1/5 of the Russell market cap—$300 billion vs. $1.4 trillion.)

Nevertheless, we were finding lots of interesting bargains to buy back then and our portfolio as a whole seemed very reasonably valued, even though a speculative bubble was about to burst. Now, after a sharp market decline from 2000-2002, the S&P has recovered by roughly 50% from its low, the Nasdaq is up about 80%, and the Russell is up over 90%. Now, almost everything looks expensive—hence, “one (over-valued) market.”

Outlook

As usual, there are plenty of things for investors to worry about: rising interest rates, a falling dollar, trade and budget deficits, record consumer debt levels, inflated housing prices, competition from China, and a reversion by Russia to old, bad ways in its dealing with Yukos. One or more of these will probably cause some trouble for stocks eventually. However, the fact that stocks are expensive does not mean that they will go down any time soon. In the short-run—and that can mean months or years—stocks can go from expensive to more expensive. In fact, human nature is such that rising prices can attract more buying of the most expensive stocks, at least for a while (as in the late 1990’s).

Our strategy is to sell stocks when they are expensive because the odds have shifted against us, not because we know if, or when, they will go down. Some call this market timing. We prefer to think we are following Warren Buffett’s advice to “wait for the fat pitch” and to be prepared to swing hard when that pitch comes along. (At the end of the 3rd quarter, he was holding $62 billion of cash and reserves or about $40,000 of cash and reserves per share of Berkshire Hathaway. At year-end, we held cash and short-term securities of 32% of assets in the Value Fund, 31% in Partners Value, and 18% in Hickory.) This approach has served us well over the years, but we would not be able to follow it if our shareholders were not patient during those times we were investing defensively. Thank you.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1995	38.4%	37.5%	0.9%
Dec. 31, 1996	18.7	22.9	–4.2
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
10-Year Cumulative Return ended Dec. 31, 2004	427.1	212.4	214.7
10-Year Average Annual Compound Return ended Dec. 31, 2004	18.1	12.1	6.0

This chart depicts the change in the value of a $25,000 investment in the Value Fund for the period March 31, 1994, through December 31, 2004, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2004 was 15.7%, 8.2% and 18.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – VALUE FUND

Top Ten Stocks*		Top Industry Sectors*

Berkshire Hathaway	6.3%	Media Content and Distribution	19.0%
Liberty Media Corp.	6.0	Mortgage Services	14.0
Comcast	5.7	Gaming, Lodging and Leisure	10.2
Countrywide Financial	4.3	Banking and Insurance	9.8
Fannie Mae	4.0	Healthcare	5.3
Host Marriott	3.8	Telecommunications	5.1
Washington Post	3.8
Caesars Entertainment	2.9
Redwood Trust	2.7
Washington Mutual	2.6

	42.1%

*	As of December 31, 2004

Largest Net Purchases and Sales for Quarter Ended Dec. 31, 2004

Net Purchases ($mil)		Net Sales ($mil)

Pfizer (new)	$91	Caesars and Harrah’s	$172
IAC/InterActiveCorp	15	Citizens Communications	108
Countrywide Financial	14	Alltel (eliminated)	60
Omnicare (new)	5	Hilton Hotels	50

	$125	Host Marriott	46

			$436

Largest Net Contributions to Investment Results for Quarter Ended Dec. 31, 2004

Positive ($mil)		Negative ($mil)

Liberty Media Corp.	$55	Telephone & Data Systems	$(10)
Comcast	38	Charter Communications	(8)
Host Marriott	37	Countrywide Financial	(7)
Qwest Communications	28	Pfizer	(4)
Caesars Entertainment	27	Cenveo	(2)

	$185		$(31)

Net Portfolio Gains	$361

VALUE FUND

Schedule of Investments in Securities

December 31, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 67.6%

Media Content and Distribution — 19.0%

Newspaper, Television, Radio and Content — 9.7%
Liberty Media Corp. - A*	24,429,600	$268,237,008
Washington Post Co. CL B	172,000	169,079,440

		437,316,448
Cable Television — 9.3%
Comcast Corp. - Special CL A*	7,800,000	256,152,000
Liberty Media International, Inc. - A*	1,820,000	84,138,600
Insight Communications Co.*	4,280,000	39,675,600
Charter Communications, Inc. CL A*	16,000,000	35,840,000
Adelphia Communications Corp. CL A* #	9,900,000	3,811,500

		419,617,700

		856,934,148
Mortgage Services — 14.0%

Originating and Investing — 7.4%
Countrywide Financial Corp.	5,272,000	195,116,720
Redwood Trust, Inc.†	1,960,000	121,696,400
Newcastle Investment Corp.	300,000	9,534,000
Bimini Mortgage Management, Inc.	400,000	6,424,000
Hanover Capital Mortgage Holdings, Inc.	10,300	111,240
Imperial Credit Industries, Inc.*	2,100,000	1,470

		332,883,830
Government Agency — 6.6%
Fannie Mae	2,500,000	178,025,000
Freddie Mac	1,600,000	117,920,000

		295,945,000

		628,828,830
Gaming, Lodging and Leisure — 10.2%

Host Marriott Corp.	10,000,000	173,000,000
Caesars Entertainment, Inc.*	6,500,000	130,910,000
Hilton Hotels Corp.	3,300,000	75,042,000
Harrah’s Entertainment, Inc.	750,000	50,167,500
Six Flags, Inc.* †	5,150,000	27,655,500

		456,775,000

VALUE FUND

 Schedule of Investments in Securities, Continued

	Shares	Value

Banking and Insurance — 9.8%

Insurance — 6.3%
Berkshire Hathaway, Inc. CL B*	67,000	$196,712,000
Berkshire Hathaway, Inc. CL A*	1,000	87,900,000

		284,612,000
Banking — 3.5%
Washington Mutual, Inc.	2,800,000	118,384,000
U.S. Bancorp	1,200,000	37,584,000

		155,968,000

		440,580,000
Healthcare — 5.3%

Suppliers and Distributors — 3.9%
Pfizer Inc.	3,200,000	86,048,000
Cardinal Health, Inc.(a)	1,440,000	83,736,000
Omnicare, Inc.	200,000	6,924,000

		176,708,000
Providers — 1.4%
Laboratory Corporation of America Holdings*	700,000	34,874,000
Triad Hospitals, Inc.*	750,000	27,907,500

		62,781,500

		239,489,500
Telecommunications — 5.1%

Telephone and Data Systems, Inc.	1,450,000	111,577,500
Qwest Communications International, Inc.*	17,500,000	77,700,000
Citizens Communications Co.	3,000,000	41,370,000

		230,647,500
Consumer Products and Services — Retailing — 2.7%

IAC/InterActiveCorp*	3,920,000	108,270,400
Costco Wholesale Corp.(a)	300,000	14,523,000

		122,793,400
Real Estate — 1.2%

Construction and Development — 1.1%
Forest City Enterprises, Inc. CL A	810,000	46,615,500

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Property Ownership and Management — 0.1%
Capital Automotive REIT	150,000	$5,328,750
Medical Office Properties, Inc.#	314,025	3,140

		5,331,890

		51,947,390

Commercial Services — 0.3%

Cenveo, Inc.* †	4,350,000	13,485,000
Intelligent Systems Corp.*	128,135	258,833

		13,743,833

Total Common Stocks (Cost $2,254,218,265)		3,041,739,601

NON–CONVERTIBLE PREFERRED STOCKS — 0.0%

Pennsylvania Real Estate Investment Trust 11% Pfd Series A (Cost $413,875)	11,000	665,500

CORPORATE BONDS — 0.4%

Charter Communications Holdings, LLC 10.75% 10/01/09	$5,000,000	4,575,000
Charter Communications Holdings, LLC 9.625% 11/15/09	3,000,000	2,647,500
Charter Communications Holdings, LLC 9.92% 4/01/11	5,000,000	4,287,500
Telephone and Data Systems, Inc. 9.25% 2/10/25	5,000,000	5,024,570

Total Corporate Bonds (Cost $14,663,175)		16,534,570

GOVERNMENT AGENCY SECURITIES — 0.1%

Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,066,765
Federal Home Loan Bank 6.44% 11/28/05	1,000,000	1,031,546

Total Government Agency Securities (Cost $4,000,171)		4,098,311

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 32.1%

Milestone Treasury Obligations Portfolio	52,051,040	$52,051,040
Wells Fargo Government Money Market Fund	27,494,291	27,494,291
Federal Home Loan Bank Discount Notes, 1.961% to 2.291%, due 01/12/05 to 01/21/05(b)	334,000,000	333,723,914
U.S. Treasury Bills, 1.955% to 2.217%, due 01/06/05 to 03/31/05(b)	1,034,500,000	1,031,226,466

Total Short-Term Securities (Cost $1,444,302,834)		1,444,495,711

Total Investments in Securities (Cost $3,717,598,320)		4,507,533,693
Covered Call Options Written — (0.1%)		(3,720,000)
Other Liabilities in Excess of Other Assets — (0.1%)		(3,770,613)

Net Assets — 100%		$4,500,043,080

Net Asset Value Per Share		$37.70

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	June 2005 / $60	300,000	$(1,080,000)
Costco Wholesale Corp.	April 2005 / $40	300,000	(2,640,000)

Total Call Options Written (premiums received $2,109,685)			$(3,720,000)

*  Non-income producing

†  Non-controlled affiliate

#  Illiquid and/or restricted security

(a) Fully or partially pledged as collateral on outstanding written options.

(b) Interest rates presented for Treasury bills and discount notes are yield to maturity at date of purchase.

FUND PERFORMANCE — HICKORY FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1995	40.5%	37.5%	3.0%
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
10-Year Cumulative Return ended Dec. 31, 2004	386.7	212.4	174.3
10-Year Average Annual Compound Return ended Dec. 31, 2004	17.1	12.1	5.0

This chart depicts the change in the value of a $25,000 investment in the Hickory Fund for the period March 31, 1994, through December 31, 2004, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

 The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2004 was 22.6%, 0.2% and 17.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – HICKORY FUND

Top Ten Stocks*		Top Industry Sectors*

Berkshire Hathaway	6.4%	Mortgage Services	17.5%
Fannie Mae	6.2	Media Content and Distribution	17.1
Comcast	5.7	Consumer Products and Services	15.1
Liberty Media Corp.	5.6	Healthcare	13.9
Countrywide Financial	5.2	Gaming, Lodging and Leisure	7.4
Cabela’s	4.4	Insurance	6.4
IAC/InterActiveCorp	3.9
Redwood Trust	3.6
Liberty Media International	3.5
Corinthian Colleges	3.1

	47.6%

* As of December 31, 2004

Largest Net Purchases and Sales for Quarter Ended Dec. 31, 2004

Net Purchases ($mil)		Net Sales ($mil)

Pfizer (new)	$9.8	Caesars and Harrah’s	$15.2
Berkshire Hathaway	5.9	Freddie Mac (eliminated)	10.2
Pediatrix Medical Group	3.3	First Health (eliminated)	7.2
IAC/InterActiveCorp	2.7	Papa John’s (eliminated)	5.1
Countrywide Financial	2.6	Laboratory Corp.	3.8

	$24.3		$41.5

Largest Net Contributions to Investment Results for Quarter Ended Dec. 31, 2004

Positive ($mil)		Negative ($mil)

Liberty Media Corp.	$4.0	Charter Communications	$(0.6)
Liberty Media International	3.3	Cenveo	(0.6)
IAC/InterActiveCorp	3.0	Countrywide Financial	(0.6)
Corinthian Colleges	3.0	Telephone and Data Systems	(0.4)
Comcast	3.0	Pfizer	(0.4)

	$16.3		$(2.6)

Net Portfolio Gains	$32.5

HICKORY FUND

Schedule of Investments in Securities

December 31, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 80.7%

Mortgage Services — 17.5%

Originating and Investing — 11.3%
Countrywide Financial Corp.	480,000	$17,764,800
Redwood Trust, Inc.	200,000	12,418,000
Newcastle Investment Corp.	140,000	4,449,200
Bimini Mortgage Management, Inc.	250,000	4,015,000
Imperial Credit Industries, Inc.* †	3,435,400	2,405

		38,649,405
Government Agency — 6.2%
Fannie Mae	300,000	21,363,000

		60,012,405
Media Content and Distribution — 17.1%

Cable Television — 10.7%
Comcast Corp. - Special CL A*	600,000	19,704,000
Liberty Media International, Inc. - A*	260,000	12,019,800
Insight Communications Co.*	500,000	4,635,000
Adelphia Communications Corp. CL A* #	800,000	308,000

		36,666,800
Newspaper, Television, Radio and Content — 6.4%
Liberty Media Corp. - A*	1,750,000	19,215,000
Cumulus Media, Inc. - CL A*	200,000	3,016,000

		22,231,000

		58,897,800
Consumer Products and Services — 15.1%

Retailing — 9.9%
Cabela’s, Inc. CL A* #	660,600	15,022,044
IAC/InterActiveCorp*	485,000	13,395,700
AutoZone, Inc.*	60,000	5,478,600

		33,896,344
Education — 5.2%
Corinthian Colleges, Inc.* (a)	560,000	10,553,200
ITT Educational Services, Inc.* (a)	155,000	7,370,250

		17,923,450

		51,819,794

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 13.9%

Suppliers and Distributors — 8.3%
Omnicare, Inc.	300,000	$10,386,000
Pfizer Inc.	350,000	9,411,500
Cardinal Health, Inc. (a)	150,000	8,722,500

		28,520,000
Providers — 5.6%
Laboratory Corporation of America Holdings*	170,000	8,469,400
Pediatrix Medical Group, Inc.*	120,000	7,686,000
Triad Hospitals, Inc.*	80,000	2,976,800

		19,132,200

		47,652,200
Gaming, Lodging and Leisure — 7.4%

Caesars Entertainment, Inc.*	396,000	7,975,440
Host Marriott Corp.	400,000	6,920,000
Harrah’s Entertainment, Inc.	100,000	6,689,000
Six Flags, Inc.*	700,000	3,759,000

		25,343,440
Insurance — 6.4%

Berkshire Hathaway, Inc. CL A*	250	21,975,000

Telecommunications — 2.3%

Telephone and Data Systems, Inc.	60,000	4,617,000
Lynch Interactive Corp.*	100,000	3,200,000

		7,817,000
Commercial Services — 1.0%

Cenveo, Inc.*	1,180,000	3,658,000

HICKORY FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Real Estate — Property Ownership and Management— 0.0%

Medical Office Properties, Inc.#	109,035	$1,090

Total Common Stocks (Cost $215,571,205)		277,176,729

CORPORATE BONDS — 2.6%

Charter Communications Holdings, LLC 8.625% 4/01/09 (Cost $5,625,770)	$10,000,000	8,725,000

SHORT TERM SECURITIES — 18.0%

Wells Fargo Government Money Market Fund	13,082,830	13,082,830
Federal Home Loan Bank Discount Note 1.961% due 1/12/05(b)	9,000,000	8,995,131
U.S. Treasury Bills, 2.099% to 2.217%, due 2/10/05 to 3/31/05(b)	40,000,000	39,879,304

Total Short-Term Securities (Cost $61,946,654)		61,957,265

Total Investments in Securities (Cost $283,143,629)		347,858,994
Covered Call Options Written — (1.3%)		(4,407,750)
Other Assets Less Other Liabilities — 0.0%		148,455

Net Assets — 100%		$343,599,699

Net Asset Value Per Share		$32.86

HICKORY FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	June 2005 / $60	30,000	$(108,000)
Corinthian Colleges, Inc.	February 2005 / $15	560,000	(2,296,000)
ITT Educational Services, Inc.	January 2005 / $35	90,000	(1,129,500)
ITT Educational Services, Inc.	April 2005 / $35	65,000	(874,250)

Total Call Options Written (premiums received $1,603,278)			$(4,407,750)

*	Non-income producing
†	Non-controlled affiliate
#	Illiquid and/or restricted security
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Interest rates presented for Treasury bills and discount notes are yield to maturity at date of purchase.

FUND PERFORMANCE — PARTNERS VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1995	38.7%	37.5%	1.2%
Dec. 31, 1996	19.2	22.9	–3.7
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
10-Year Cumulative Return ended Dec. 31, 2004	425.8	212.4	213.4
10-Year Average Annual Compound Return ended Dec. 31, 2004	18.1	12.1	6.0

This chart depicts the change in the value of a $25,000 investment in the Partners Value Fund for the period March 31, 1994, through December 31, 2004, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2004 was 15.0%, 7.5% and 18.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – PARTNERS VALUE FUND

Top Ten Stocks*		Top Ten Industry Sectors*

Berkshire Hathaway	6.8%	Media Content and Distribution	20.8%
Liberty Media Corp.	6.2	Mortgage Services	11.9
Comcast	6.1	Banking and Insurance	11.7
Countrywide Financial	4.3	Gaming, Lodging and Leisure	10.6
Washington Post	4.3	Healthcare	5.4
Fannie Mae	4.2
Host Marriott	3.9
Caesars Entertainment	3.5
Washington Mutual	2.8
Telephone & Data Systems	2.7

	44.8%

*	As of December 31, 2004

Largest Net Purchases and Sales for Quarter Ended Dec. 31, 2004

Net Purchases ($mil)		Net Sales ($mil)

Pfizer (new)	$60	Caesars and Harrah’s	$110
IAC/InterActiveCorp	11	Citizens Communications	61
Countrywide Financial	10	Freddie Mac	61
Omnicare (new)	3	Hilton Hotels	43
		Qwest Communications	40
	$84
			$315

Largest Net Contributions to Investment Results for Quarter Ended Dec. 31, 2004

Positive ($mil)		Negative ($mil)

Liberty Media Corp.	$37	Telephone and Data Systems	$(7)
Comcast	27	Charter Communications	(5)
Host Marriott	24	Countrywide Financial	(5)
Caesars Entertainment	22	Pfizer	(3)
Liberty Media International	17	Cenveo	(2)

	$127		$(22)

Net Portfolio Gains	$236

PARTNERS VALUE FUND

Schedule of Investments in Securities

December 31, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 69.0%

Media Content and Distribution — 20.8%

Newspaper, Television, Radio and Content — 10.6%
Liberty Media Corp. - A*	16,300,000	$178,974,000
Washington Post Co. CL B	125,000	122,877,500
Daily Journal Corp.* †	114,800	4,161,500

		306,013,000
Cable Television — 10.2%
Comcast Corp. - Special CL A*	5,400,000	177,336,000
Liberty Media International, Inc. - A*	1,320,000	61,023,600
Insight Communications Co.*	3,350,000	31,054,500
Charter Communications, Inc. CL A*	10,000,000	22,400,000
Adelphia Communications Corp. CL A* #	6,500,000	2,502,500

		294,316,600

		600,329,600
Mortgage Services — 11.9%

Originating and Investing — 6.5%
Countrywide Financial Corp.	3,378,000	125,019,780
Redwood Trust, Inc.	1,000,000	62,090,000
Imperial Credit Industries, Inc.*	1,486,500	1,040

		187,110,820
Government Agency — 5.4%
Fannie Mae	1,700,000	121,057,000
Freddie Mac	500,000	36,850,000

		157,907,000

		345,017,820
Banking and Insurance — 11.7%

Insurance — 6.8%
Berkshire Hathaway, Inc. CL B*	34,000	99,824,000
Berkshire Hathaway, Inc. CL A*	1,100	96,690,000

		196,514,000
Banking — 4.9%
Washington Mutual, Inc.	1,900,000	80,332,000
U.S. Bancorp	1,100,000	34,452,000
North Fork Bancorporation, Inc.	900,000	25,965,000

		140,749,000

		337,263,000

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure — 10.6%

Caesars Entertainment, Inc.*	5,000,000	$100,700,000
Host Marriott Corp.	6,500,000	112,450,000
Hilton Hotels Corp.	2,300,000	52,302,000
Harrah’s Entertainment, Inc.	300,000	20,067,000
Six Flags, Inc.*	3,700,000	19,869,000

		305,388,000
Healthcare — 5.4%

Suppliers and Distributors — 4.0%
Pfizer Inc.	2,100,000	56,469,000
Cardinal Health, Inc.(a)	960,000	55,824,000
Omnicare, Inc.	100,000	3,462,000

		115,755,000
Providers — 1.4%
Laboratory Corporation of America Holdings*	500,000	24,910,000
Triad Hospitals, Inc.*	450,000	16,744,500

		41,654,500

		157,409,500
Telecommunications — 4.2%

Telephone and Data Systems, Inc.	1,010,000	77,719,500
Qwest Communications International, Inc.*	9,750,000	43,290,000

		121,009,500
Consumer Products and Services — 3.1%

Retailing — 2.9%
IAC/InterActiveCorp*	2,660,000	73,469,200
Costco Wholesale Corp.(a)	200,000	9,682,000

		83,151,200
Restaurants — 0.2%
Papa John’s International, Inc.*	157,000	5,407,080

		88,558,280
Real Estate — 0.7%

Construction and Development — 0.7%
Forest City Enterprises, Inc. CL A	360,000	20,718,000

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Property Ownership and Management — 0.0%
Medical Office Properties, Inc.#	104,675	$1,047

		20,719,047
Commercial Services — 0.6%

Cenveo, Inc.* †	4,058,500	12,581,350
Republic Services, Inc.	150,000	5,031,000
Intelligent Systems Corp.*	130,409	263,426

		17,875,776

Total Common Stocks (Cost $1,448,821,319)		1,993,570,523

CORPORATE BONDS — 0.3%

Charter Communications, Inc. 10.75% 10/01/09	$5,000,000	4,575,000
Charter Communications, Inc. 9.92% 4/01/11	5,000,000	4,287,500

Total Corporate Bonds (Cost $7,956,100)		8,862,500

GOVERNMENT AGENCY SECURITIES — 0.1%

Federal Home Loan Bank 6.44% 11/28/05 (Cost $2,500,426)	2,500,000	2,578,865

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 30.8%

Milestone Treasury Obligations Portfolio	52,129,935	$52,129,935
Wells Fargo Government Money Market Fund	35,358,465	35,358,465
Federal Home Loan Bank Discount Notes, 1.961% to 2.291%, due 1/12/05 to 1/21/05(b)	123,000,000	122,897,143
U.S. Treasury Bills, 1.955% to 2.217%, due 1/06/05 to 3/31/05(b)	681,500,000	679,438,669

Total Short-Term Securities (Cost $889,720,342)		889,824,212

Total Investments in Securities (Cost $2,348,998,187)		2,894,836,100
Covered Call Options Written — (0.1%)		(2,480,000)
Other Liabilities in Excess of Other Assets— (0.1%)		(4,367,275)

Net Assets — 100%		$2,887,988,825

Net Asset Value Per Share		$23.90

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	June 2005 / $60	200,000	$(720,000)
Costco Wholesale Corp.	April 2005 / $40	200,000	(1,760,000)

Total Call Options Written (premiums received $1,406,457)			$(2,480,000)

*  Non-income producing

†  Non-controlled affiliate

#  Illiquid and/or restricted security

(a) Fully or partially pledged as collateral on outstanding written options.

(b) Interest rates presented for Treasury bills and discount notes are yield to maturity at date of purchase.

PORTFOLIO MANAGER LETTER – WEITZ BALANCED FUND

January 6, 2005

Dear Fellow Shareholder:

The Balanced Fund had another good quarter to close out a very strong year. The Fund’s gain for calendar 2004 was 11.8% versus 7.7% for our primary benchmark, the Blended Index†.

The table below shows the performance of the Balanced Fund, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns* (Through 12/31/04)

	4th Quarter	1-Year

Weitz Balanced Fund	6.5%	11.8%
Blended Index†	5.7	7.7
S&P 500	9.2	10.9
Lehman Brothers Intermediate U.S. Government/Credit Index	0.4	3.0

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends
†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

The Balanced Fund returned +6.5% in the quarter. Strong performers included Liberty Media (up 26%) and Comcast (up 18%), two large holdings that had lagged earlier in the year. As prices rose, several companies approached our estimates of value, and we eliminated nine positions from the portfolio. Our equity exposure is 43% of assets, down from 47% at September 30, 2004.

Eight of the stocks we eliminated were solid contributors to the Fund’s performance. These companies represent a cross-section of the portfolio. They are engaged in a variety of businesses ranging from telecom (Alltel) and health care (Cardinal Health) to real estate (General Growth) and education (Corinthian Colleges). We would be happy to own many of these companies again at the right prices.

The ninth stock we eliminated was a clunker. We paid too much for First Health because we overestimated their competitive position and pricing power in the managed care industry. Fortunately, First Health’s board agreed to sell the company at a reasonable price, and we exited our small position at a modest loss.

We remain defensive in the bond portion of the Fund, and have not missed much by playing it safe. Our gauge for the bond market (the Lehman Brothers Intermediate U.S. Government/Credit Index) rose just 3.0% for the year. Bonds with credit risk and long maturities became even more expensive. Low interest rates and tight credit spreads contribute to our cautious bond outlook heading into 2005.

Outlook

We are pleased with the Fund’s return this year. While we have little conviction about the short-term direction of the stock market, our approach to investing remains the same. In any environment we will analyze well-managed companies with the business characteristics we seek. When securities of these companies are available at attractive prices, we will act decisively. When they are not, we will stay patient. Thank you for your continued support.

Regards,

Bradley P. Hinton Co-Portfolio Manager	Wallace R. Weitz Co-Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security.See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

BALANCED FUND

Schedule of Investments in Securities

December 31, 2004

(Unaudited)

	Shares	Value

COMMON STOCKS — 42.8%

Consumer Products and Services — 8.1%

Retailing — 4.5%
IAC/InterActiveCorp*	31,500	$870,030
AutoZone, Inc.*	7,500	684,825
Cabela’s, Inc. CL A* #	22,680	515,743

		2,070,598
Consumer Goods — 2.6%
Mohawk Industries, Inc.*	8,000	730,000
Diageo PLC - Sponsored ADR	7,500	434,100

		1,164,100
Education — 1.0%
ITT Educational Services, Inc.* (a)	10,000	475,500

		3,710,198
Media Content and Distribution — 7.8%

Cable Television — 4.9%
Comcast Corp. - Special CL A*	44,000	1,444,960
Liberty Media International, Inc. - A*	17,500	809,025

		2,253,985
Newspaper, Television, Radio and Content — 2.9%
Liberty Media Corp. - A*	120,000	1,317,600

		3,571,585
Healthcare — 7.4%

Providers — 4.7%
Triad Hospitals, Inc.*	20,200	751,642
Pediatrix Medical Group, Inc.*	9,500	608,475
Laboratory Corporation of America Holdings*	11,500	572,930
HCA Inc.	5,000	199,800

		2,132,847
Suppliers and Distributors — 2.7%
Omnicare, Inc.	18,500	640,470
Pfizer Inc.	22,000	591,580

		1,232,050

		3,364,897

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 6.5%

Originating and Investing — 4.1%
Countrywide Financial Corp.	35,000	$1,295,350
Redwood Trust, Inc.	9,000	558,810

		1,854,160
Government Agency — 2.4%
Fannie Mae	9,500	676,495
Freddie Mac	6,000	442,200

		1,118,695

		2,972,855
Banking and Insurance — 6.4%

Banking — 3.4%
Wells Fargo & Co.	9,000	559,350
Washington Mutual, Inc.	13,000	549,640
U.S. Bancorp	14,000	438,480

		1,547,470
Insurance — 3.0%
Berkshire Hathaway, Inc. CL B*	460	1,350,560

		2,898,030
Gaming, Lodging and Leisure — 3.4%

Harrah’s Entertainment, Inc.	17,470	1,168,568
Caesars Entertainment, Inc.* (a)	19,500	392,730

		1,561,298
Commercial Services — 1.9%

First Data Corp.	10,500	446,670
Republic Services, Inc.	13,000	436,020

		882,690
Telecommunications — 0.9%

Telephone and Data Systems, Inc.	5,500	423,225

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Real Estate — Property Ownership and Management— 0.4%

Capital Automotive REIT	5,000	$177,625

Total Common Stocks (Cost $16,294,389)		19,562,403

CORPORATE BONDS — 4.4%

Telephone and Data Systems, Inc. Notes 7.0% 8/1/06	$500,000	524,150
Liberty Media Corp. Sr. Notes 3.5% 9/25/06	125,000	124,357
Berkshire Hathaway Finance Corp. Sr. Notes 4.2% 12/15/10	300,000	298,462
Wal-Mart Stores, Inc. 4.125% 2/15/11	300,000	301,480
Anheuser-Busch Cos. Notes 4.7% 4/15/12	250,000	255,971
Anheuser-Busch Cos. Notes 4.375% 1/15/13	250,000	247,166
Harrah’s Operating Co., Inc. Sr. Notes 5.375% 12/15/13	250,000	251,755

Total Corporate Bonds (Cost $1,970,348)		2,003,341

MORTGAGE-BACKED SECURITIES — 0.9%

Federal Agency CMO and REMIC — 0.9%

Freddie Mac 6.0% 4/15/27 (Estimated Average Life 0.7 years)	121,255	122,008
Fannie Mae 4.25% 6/25/33 (Estimated Average Life 1.4 years)	314,305	315,660

Total Mortgage-Backed Securities (Cost $443,365)		437,668

U.S. TREASURY AND GOVERNMENT AGENCY — 18.9%

U.S. Treasury — 11.0%

U.S. Treasury Note 1.625% 9/30/05	300,000	297,879
U.S. Treasury Note 3.5% 11/15/06	300,000	302,625
U.S. Treasury Note 3.0% 11/15/07	300,000	298,242
U.S. Treasury Note 3.125% 10/15/08	300,000	296,895
U.S. Treasury Note 3.0% 2/15/09	400,000	392,766
U.S. Treasury Note 2.625% 3/15/09	500,000	483,301
U.S. Treasury Note 6.5% 2/15/10	400,000	452,984
U.S. Treasury Note 5.0% 2/15/11	400,000	425,641
U.S. Treasury Note 5.0% 8/15/11	500,000	532,442
U.S. Treasury Note 4.375% 8/15/12	500,000	512,090
U.S. Treasury Note 4.25% 11/15/13	500,000	503,301
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	516,490	534,725

		5,032,891

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency Securities — 7.9%

Fannie Mae 4.0% 11/27/07	$500,000	$502,309
Fannie Mae 3.25% 12/21/07(b)	400,000	401,358
Federal Home Loan Bank 3.55% 4/15/08	500,000	499,695
Freddie Mac 4.0% 4/28/09	240,000	241,113
Freddie Mac 4.7% 5/19/09	835,000	840,503
Fannie Mae 4.01% 10/21/09	400,000	400,244
Federal Home Loan Bank 4.16% 12/8/09	400,000	399,816
Fannie Mae 5.5% 7/18/12	300,000	303,656

		3,588,694

Total U.S. Treasury and Government Agency (Cost $8,560,561)		8,621,585

SHORT-TERM SECURITIES — 33.1%

Wells Fargo Government Money Market Fund	651,226	651,226
U.S. Treasury Bills, 1.955% to 2.217%, due 2/10/05 to 3/31/05(c)	14,500,000	14,450,487

Total Short-Term Securities (Cost $15,101,616)		15,101,713

Total Investments in Securities (Cost $42,370,279)		45,726,710
Covered Call Options Written — (0.3%)		(142,465)
Other Assets Less Other Liabilities — 0.2%		95,094

Net Assets — 100%		$45,679,339

Net Asset Value Per Share		$11.35

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*
Caesars Entertainment, Inc.	January 2005 / $12.50	14,300	$(107,965)
ITT Educational Services, Inc.	April 2005 / $50	10,000	(34,500)

Total Call Options Written (premiums received $59,836)			$(142,465)

*	Non-income producing
#	Illiquid and/or restricted security
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of December 31, 2004.
(c)	Interest rates presented for Treasury bills are yield to maturity at date of purchase.

PORTFOLIO MANAGER LETTER – FIXED INCOME FUND AND GOVERNMENT MONEY MARKET FUND

January 13, 2005

Dear Fellow Shareholder:

The Year in Review

In spite of numerous headwinds, bonds produced positive total returns in 2004. Last year, the Fed started raising interest rates for the first time since 2000, the price of oil and other commodities soared, the dollar plummeted, the country’s fiscal situation (budget & trade deficits) continued to deteriorate, and inflation (consumer price index) rose measurably compared to 2003. Individually, each of these events has the ingredients to cause higher interest rates and lower prices for bonds. The fact that they all occurred simultaneously with restrained impact on longer term interest rates made for a highly unusual year in 2004.

Bond investors have been willing to accept lower yields for several reasons. The Fed is on guard against inflation, employment is gradually improving but remains soft, and many believe the economy is more likely to slow than speed up. The Fed’s measured response of raising short-term interest rates in a predictable fashion also contributed to investor confidence. But arguably the primary support for bond prices last year was a seemingly insatiable demand for U.S. Treasury, agency, and corporate bonds from foreign investors (principally Asian central banks) recycling their record-trade-surplus dollars back into U.S. dollar-denominated securities.

The overall result was lower long-term interest rates at the end of 2004 than at the beginning of the year in spite of a more than doubling in the short-term Federal Funds rate. The 10-year Treasury note yield, for example, closed the year at 4.22%, slightly below its close of 4.25% a year earlier.

The stakes for 2005 appear high. If the dollar exchange rate continues to decline due to our large trade imbalance, foreign demand for our securities may dry up or result in outright sales. This would have negative implications for interest rates. If inflation continues to accelerate, bond investors may eventually demand higher yields to compensate. Rising inflation or dollar deterioration also could force the Fed to give up its plan to continue raising short-term rates at what it calls a measured pace.

Where interest rates go from here is, as usual, a mystery. But given the absolute low interest rate levels coupled with a prevailing wind that has the potential to provide negative shocks to the market, maintaining a defensive posture seems warranted. The rise in short-term interest rates in the past year provides a reasonable return alternative and has lowered the cost of waiting for a more attractive investment opportunity.

Fixed Income Fund Overview

The Fixed Income Fund’s total return for the fourth quarter of 2004 was +0.6%, which consisted of approximately +0.9% from net interest income (after deducting fees and expenses) and -0.3% from (realized and unrealized) depreciation of our bonds and other investments. This brought our total return for the year to +2.6%.

The table on the following page summarizes total return data for our Fund compared with the Fund’s primary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index over one, three, five and ten year periods. The table also includes two additional Lehman Brothers U.S. Government/Credit Indexes (1-3 and 1-5 year) for added perspective, given our Fund’s defensive propensity (i.e. a shorter average life than the Lehman Intermediate Index).

	Average Annual Total Returns**
	(Through 12/31/04)

	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	2.6%	4.4%	6.2%	6.7%
Lehman Brothers Intermediate U.S. Government/Credit Index *	3.0	5.7	7.2	7.2
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	1.8	4.4	6.2	6.5
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	1.3	3.4	5.4	6.0

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.
**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of December 31:

Average Maturity	3.1 years
Average Duration	1.7 years
Average Coupon	3.4%
30-Day SEC Yield at 12-31-04	2.1%
Average Rating	AA

Portfolio Review

Once again, our portfolio did not change materially from the previous quarter. The average maturity declined slightly from 3.3 to 3.1 years and the average duration inched higher to 1.7 years from 1.6 years. Both of these measures remain near all time lows for our Fund. From a credit quality perspective, the average quality of our bonds remains high.

Purchases of note during the quarter were a selection of one-time callable, government agency bonds maturing in less than 5 years. These high-quality (AAA rated) bonds issued by the Federal Home Loan Bank, Freddie Mac, and Fannie Mae provide reasonable incremental returns relative to Treasuries. And the once-only call feature provides better investment attributes than the typical callable bond.

On the sell side, we completed the sale of our Redwood Trust common stock position. We originally invested in Redwood’s 9.74% convertible preferred stock about 5 years ago. The investment thesis was that we could collect an attractive dividend (near 10%) while having the opportunity to participate in any future upside in the company’s business prospects. The company’s performance exceeded our wildest dreams. Over the past 5 years (and thanks to the convertible feature which allowed us to participate in the equity upside), not only did our investment more than double in value but our dividend income nearly exceeded our original basis in the stock. It would be an understatement to say that Redwood has been a meaningful contributor to the Fund’s performance in the past few years and we sold it with some regret. We continue to have high regard for the company’s management and its business. But the risk/reward, for our Fund’s more conservative investment philosophy, became less favorable as the stock price appreciated.

Outlook

An investment manager we respect once said that “the investment landscape was like Nebraska – flat but at a high level”. He was implying that there was very little in the marketplace worth buying. While his perception of Nebraska’s topography seems incomplete and possibly formed simply from driving along I-80, I would agree with his investment conclusion. The fixed-income marketplace provides little investment opportunity today. Longer-term interest rates remain stubbornly low. Credit spreads for corporate bonds (whether high-grade or high-yield) are very tight and leave little room for error. Faced with this environment, we will maintain our defensive position.

Overall, our approach remains to invest in a portfolio of mostly high quality, short- to intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We will also search for other fixed-income-related investments (like Redwood) that have favorable risk/reward characteristics.

While today’s investment opportunities seem limited, the one constant is that this will change. When it does, we hope to take advantage of any opportunities.

Government Money Market Fund Overview

Yields on short-term securities rose further in the fourth quarter as the Fed raised the Fed Funds rate two additional times in the last 3 months of the year. As of December 31st, the 7-day and 30-day yields of our portfolio were 1.5% and 1.4%, respectively. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

The past year has brought some welcome relief to money market investors. Near-zero returns have been replaced with still low, but rising returns. And while rising interest rates are invariably a bane to bond investors, higher short-term rates mean higher dividend income for investors in investment vehicles like money market funds or short-term CD’s.

The strategy in our Government Money Market Fund remains conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

The nature of any money market fund requires frequent reinvesting as securities mature. We have had the benefit of rising reinvestment opportunities during 2004 as the Fed orchestrated 5 increases to the Fed Funds rate (which impacts all short-term securities). It is plausible that the Fed will continue bringing short-term rates up to some “normal” level in 2005. Should this happen, the yield on our portfolio may continue to rise.

If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

PORTFOLIO PROFILE — FIXED INCOME FUND

Credit Quality Ratings

U.S. Treasuries and Mortgage-Backed Securities	62.7%
Aaa/AAA	24.6
Aa/AA	1.0
A/A	2.8
Baa/BBB	3.2
B/B, below, and non-rated	1.0
Cash Equivalents	4.7

Sector Breakdown

Cash Equivalents	42.3%
U.S. Treasury and Government Agency	35.5
Mortgage-Backed Securities	12.0
Corporate Bonds	8.2
Taxable Municipal Bonds	1.7
Non-Convertible Preferred Stocks	0.2
Common Stocks	0.1

FIXED INCOME FUND

Schedule of Investments in Securities

December 31, 2004

(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 8.2%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$911,250
General Motors Acceptance Corp. Debs. 6.625% 10/15/05	600,000	613,519
Telephone & Data Systems, Inc. Notes 7.0% 8/01/06	985,000	1,032,575
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,064,088
Liberty Media Corp. Sr. Notes 3.5% 9/25/06	850,000	845,627
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,088,252
HMH Properties, Inc. 7.875% 8/01/08	126,000	130,095
Liberty Media Corp. Sr. Notes 7.875% 7/15/09	500,000	557,765
Berkshire Hathaway Finance Corp. Sr. Notes 4.2% 12/15/10	375,000	373,078
Wal-Mart Stores, Inc. 4.125% 2/15/11	1,000,000	1,004,932
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	973,581
Anheuser-Busch Cos. Notes 4.7% 4/15/12	750,000	767,914
Anheuser-Busch Cos. Notes 4.375% 1/15/13	500,000	494,331
Berkshire Hathaway Finance Corp. Sr. Notes 4.625% 10/15/13	1,000,000	998,657
Harrah’s Operating Co., Inc. Sr. Notes 5.375% 12/15/13	750,000	755,265
Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,000	1,031
Telephone & Data Systems, Inc. 9.25% 2/10/25	1,000,000	1,004,914

Total Corporate Bonds (Cost $12,095,225)		12,616,874

MORTGAGE-BACKED SECURITIES — 12.0%

Federal Agency CMO and REMIC — 9.1%

Freddie Mac 3.5% 9/15/10 (Estimated Average Life 0.3 years)	634,969	635,520
Freddie Mac 5.5% 3/15/14 (Estimated Average Life 0.4 years)	658,110	661,166
Freddie Mac 6.0% 4/15/27 (Estimated Average Life 0.7 years)	909,414	915,058
Fannie Mae 5.5% 12/25/26 (Estimated Average Life 0.9 years)	2,000,000	2,026,332
Fannie Mae 4.25% 6/25/33 (Estimated Average Life 1.4 years)	1,326,367	1,332,088
Fannie Mae 5.0% 3/25/15 (Estimated Average Life 1.9 years)	1,000,000	1,019,256
Fannie Mae 5.0% 9/25/27 (Estimated Average Life 2.0 years)	2,000,000	2,028,147
Freddie Mac 4.0% 5/15/19 (Estimated Average Life 3.0 years)	3,713,695	3,722,018
Fannie Mae 4.5% 10/25/17 (Estimated Average Life 3.2 years)	1,553,677	1,567,489

		13,907,074
Federal Agency Mortgage Pass-Through — 2.9%

Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.2 years)	80,749	85,332
Fannie Mae 4.0% 8/01/13 (Estimated Average Life 3.5 years)	1,193,206	1,196,273
Freddie Mac 5.0% 6/01/18 (Estimated Average Life 3.8 years)	726,332	738,429
Fannie Mae 5.0% 10/01/18 (Estimated Average Life 4.0 years)	2,414,640	2,456,352

		4,476,386

Total Mortgage-Backed Securities (Cost $18,495,401)		18,383,460

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

TAXABLE MUNICIPAL BONDS — 1.7%

Baltimore, Maryland 7.25% 10/15/05	$325,000	$336,005
Topeka, Kansas 4.5% 8/15/09	1,135,000	1,159,595
Stratford, Connecticut 6.55% 2/15/13	500,000	549,450
King County, Washington 8.12% 12/01/16	500,000	572,760

Total Taxable Municipal Bonds (Cost $2,549,387)		2,617,810

U.S. TREASURY AND GOVERNMENT AGENCY — 35.5%

U.S. Treasury — 13.1%

U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,909,575
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,899,806
U.S. Treasury Note 5.0% 8/15/11	3,000,000	3,194,649
U.S. Treasury Note 4.375% 8/15/12	2,000,000	2,048,360
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,065,960	2,138,900
U.S. Treasury Note 4.0% 2/15/14	5,000,000	4,932,620

		20,123,910
Government Agency — 22.4%

Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,044,510
Federal Home Loan Bank 6.44% 11/28/05	500,000	515,773
Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,964,524
Fannie Mae 4.0% 11/27/07	2,500,000	2,511,545
Fannie Mae 3.25% 12/21/07(a)	2,000,000	2,006,790
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,093,109
Freddie Mac 4.0% 4/28/09	240,000	241,113
Freddie Mac 4.7% 5/19/09	2,400,000	2,415,816
Freddie Mac 3.25% 7/09/09	1,000,000	978,213
Fannie Mae 4.01% 10/21/09	2,000,000	2,001,220
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,499,312
Fannie Mae 4.125% 4/28/10	2,000,000	2,000,358
Freddie Mac 4.125% 6/16/10	1,000,000	1,007,426
Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	989,215
Freddie Mac 5.5% 9/15/11	1,000,000	1,075,878
Fannie Mae 6.25% 3/22/12	1,000,000	1,007,741
Fannie Mae 5.5% 7/18/12	1,000,000	1,012,188
Fannie Mae 4.375% 7/17/13	2,000,000	1,949,694
Freddie Mac 5.125% 11/07/13	3,000,000	3,012,615
Freddie Mac 5.0% 11/13/14	3,000,000	3,026,028

		34,353,068

Total U.S. Treasury and Government Agency (Cost $54,133,799)		54,476,978

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

COMMON STOCKS — 0.1%

Hanover Capital Mortgage Holdings, Inc. (Cost $116,824)	15,000	$162,000

NON-CONVERTIBLE PREFERRED STOCKS — 0.2%

Pennsylvania Real Estate Investment Trust 11% Pfd. Series A (Cost $188,125)	5,000	302,500

SHORT-TERM SECURITIES — 41.8%

Wells Fargo Government Money Market Fund	6,425,524	6,425,524
U.S. Treasury Bills, 1.955% to 2.217%, due 2/10/05 to 3/31/05(b)	58,000,000	57,806,732

Total Short-Term Securities (Cost $64,228,389)		64,232,256

Total Investments in Securities (Cost $151,807,150)		152,791,878
Other Assets Less Other Liabilities — 0.5%		829,389

Net Assets — 100%		$153,621,267

Net Asset Value Per Share		$11.58

*	Non-income producing
(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of December 31, 2004.
(b)	Interest rates presented for Treasury bills are yield to maturity at date of purchase.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities

December 31, 2004

(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 94.3%†

U.S. Treasury — 46.5%

U.S. Treasury Bill 2.113% 2/10/05	$7,500,000	$7,482,708
U.S. Treasury Bill 2.146% 2/24/05	3,000,000	2,990,516
U.S. Treasury Bill 2.144% 3/17/05	2,000,000	1,991,250
U.S. Treasury Bill 2.217% 3/31/05	6,000,000	5,967,738

		18,432,212
Government Agency — 47.8%

Federal Home Loan Bank Discount Note 1.961% 1/12/05	12,000,000	11,992,960
Federal Home Loan Bank Discount Note 2.291% 1/21/05	7,000,000	6,991,250

		18,984,210

Total U.S. Treasury and Government Agency		37,416,422

SHORT-TERM SECURITIES — 3.2%

Wells Fargo 100% Treasury Money Market Fund	1,286,701	1,286,701

Total Investments in Securities (Cost $38,703,123)		38,703,123
Other Assets Less Other Liabilities — 2.5%		993,219

Net Assets — 100%		$39,696,342

Net Asset Value Per Share		$1.00

†	Interest rates presented for Treasury bills and discount notes are yield to maturity at date of purchase.

Board of Trustees

Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Delmer L. Toebben
Wallace R. Weitz

Investment Adviser

Wallace R. Weitz & Company

Custodian

Wells Fargo Bank Minnesota,
National Association

Officers

Wallace R. Weitz, President

Mary K. Beerling, Vice President, Secretary & Chief Compliance Officer

Kenneth R. Stoll, Vice President & Chief Financial Officer

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

Boston Financial Data Services, Inc.

NASDAQ symbols:

Value Fund – WVALX

Hickory Fund – WEHIX

Partners Value Fund – WPVLX

Balanced Fund – WBALX

Fixed Income Fund – WEFIX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing. Acurrent Prospectus is available at www.weitzfunds.com or by calling 800-304-9745.

1/28/05